SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-33513



                        Date of Report: February 11, 2008




                             GS ENVIROSERVICES, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                                                           20-8563731
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(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                                Identification No.)


14B Jan Sebastian Drive, Sandwich, MA 02563                              02563
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(Address of principal executive offices)                             (Zip Code)


                                 (508) 888-5478
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               (Registrant's telephone number including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))






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ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION

ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES

     On February 11, 2008 GS EnviroServices satisfied its obligation to pay $1,000,000 to YA Global Investments, LP under a Convertible Debenture dated January 11, 2008. The obligation was described in a Current Report on Form 8-K dated January 25, 2008, which was filed on February 1, 2008. As a result of the payment, 4,366,667 shares of GS EnviroServices common stock that had been pledged to YA Global Investments by GreenShift Corporation (f/k/a GS CleanTech Corporation) were released from the pledge and transferred to GS EnviroServices.

     The funds for the payment were obtained from three sources:

-    $200,000 was drawn from the Company's bank line of credit.

- The Company sold 4,366,667 shares of common stock to its President, James Green, for $200,000.

- The Company sold Convertible Debentures in an aggregate principal amount of $600,000 to five investors, four of whom are affiliated with the Company:
     James Green ($200,000), Doris Christiani, CFO of GS EnviroServices ($100,000), Steven Powers, President of Enviro-Safe Corporation NE ($100,000) and Ross Hartman, President of Enviro-Safe Corporation ($100,000). The fifth investor ($100,000) is not an affiliate of the Company.

     The Convertible Debentures bear interest at 10% per annum, payable monthly. The principal is payable on February 11, 2010. GS EnviroServices can redeem the debentures in whole or part by paying a 20% premium. The holder of a Convertible Debenture may convert the principal and accrued interest into GS EnviroServices common stock. The conversion rate will be the lesser of $.06 or 80% of the lowest closing bid price for the common stock during the thirty trading days preceding conversion. GS EnviroServices' obligation under the debentures is guaranteed by its subsidiaries: Enviro-Safe Corporation and Enviro-Safe Corporation NE.

     GS EnviroServices signed a separate letter agreement with each of the five debenture-holders. The letter agreement states that if TD Banknorth loans over $1 million to GS EnviroServices prior to April 11, 2008, then the Convertible Debentures will be converted into common stock at the stated conversion rate, but GS EnviroServices will continue to make the monthly interest payments as if the debentures had not converted. In addition, the letter agreement provides that GS EnviroServices will issue to each investor a five year warrant to purchase common stock at $.10 per share, the warrant covering one share for each Dollar of principal in the investor's Convertible Debenture.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

10-a Form of Convertible Debenture issued on February 11, 2008

10-b Form of letter agreement dated February 11, 2008 between GS EnviroServices and the purchasers of the Convertible Debentures.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 10, 2008           ENVIROSERVICES, INC.

                                 By: /s/ James F. Green
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                                         James F. Green
                                         Chief Executive Officer